SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Global Utility & Income Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 12, 2025

To the Shareholders of

THE GABELLI GLOBAL UTILITY & INCOME TRUST

Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Global Utility & Income Trust, a Delaware statutory trust (the “Fund”), will be held on Monday, May 12, 2025, at 10:15 a.m., ET, at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830 and virtually by Internet webcast (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect three (3) Trustees of the Fund to be elected by the holders of the Fund’s common shares and holders of its Series A Cumulative Puttable and Callable Preferred Shares and Series B Cumulative Puttable and Callable Preferred Shares, voting together as a single class; and
2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments or postponements thereof.

These items are discussed in greater detail in the attached Proxy Statement.

We are conducting a “hybrid” meeting - you may attend in person or virtually. Whether or not you plan to attend the Meeting in person, shareholders must register in advance by submitting the required information to the Fund at: http://Gabelli.com/CEFAnnualMeeting. Following registration, a shareholder will be provided with instructions regarding how to access the virtual Meeting, including the link for the Meeting.

Requests for registration must be received no later than 5:00 p.m., ET, on May 11, 2025. Shareholders will receive an email confirming their registration and providing instructions for participating in the Meeting. Any questions should be directed to CEFProxy@gabelli.com.

The close of business on March 13, 2025, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WE ENCOURAGE YOU TO VOTE YOUR PROXY IN ADVANCE OF THE MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

PETER GOLDSTEIN
Secretary

April 2, 2025

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.
3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

ANNUAL MEETING OF SHAREHOLDERS

May 12, 2025

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of The Gabelli Global Utility & Income Trust, a Delaware statutory trust (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 12, 2025, at 10:15 a.m., ET, at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830 and virtually by Internet webcast (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to shareholders on or about April 2, 2025.

We are conducting a “hybrid” meeting - you may attend in person or virtually. Whether or not you plan to attend the Meeting in person, shareholders must register in advance by submitting the required information to the Fund at: http://Gabelli.com/CEFAnnualMeeting. Following registration, a shareholder will be provided with instructions regarding how to access the virtual Meeting, including the link for the Meeting.

Requests for registration must be received no later than 5:00 p.m., ET, on May 11, 2025. Shareholders will receive an email confirming their registration and providing instructions for participating in the Meeting. Any questions should be directed to CEFProxy@gabelli.com.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow Sodali LLC to assist in the solicitation of proxies for an estimated fee of $1,050 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2024 is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Trustees as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of shareholders is constituted by the presence or representation by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record

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thereon, the adjourned meeting must take place not more than 130 days after the record date. At such adjourned meeting, any business may be transacted which might have been transacted at the original Meeting. The Fund may postpone or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 130 days after the initial record date.

The close of business on March 13, 2025, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

The Fund has two classes of shares of beneficial interest outstanding: common shares, par value $0.001 per share (“Common Shares”), and preferred shares consisting of (i) Series A Cumulative Puttable and Callable Preferred Shares (“Series A Preferred”) and (ii) Series B Cumulative Puttable and Callable Preferred Shares (“Series B Preferred”), each having a par value $0.001 per share (together, “Preferred Shares”). The holders of the Common Shares and Preferred Shares are each entitled to one vote on each matter to properly come before the Meeting for each full share held. See “Additional Information—Delaware Statutory Trust Act—Control Share Acquisitions” for a discussion of the ability of holders of Common Shares and Preferred Shares that are “control shares” to vote such shares. On the record date, there were 5,978,272 Common Shares and 18,314 shares of Series A Preferred, and 505,014 shares of Series B Preferred outstanding.

Set forth below is information as to those shareholders to the Fund’s knowledge that beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
GAMCO Investors, Inc. and affiliates One Corporate Center Rye, NY 10580-1422	Common	568,872*	9.5%

*	The shares reported are comprised of 82,062 Common Shares by Mario J. Gabelli, and 486,810 Common Shares owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder. Mr. Gabelli has less than a 100% interest in this entity and disclaims beneficial ownership of the shares owned by this entity which are in excess of his indirect pecuniary interest.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees	Common and Preferred Shareholders, voting together as a single class, vote to elect three Trustees: Vincent D. Enright, Michael J. Melarkey, and Eileen Cheigh Nakamura	Common and Preferred Shareholders, voting together as a single class, vote to elect three Trustees: Vincent D. Enright, Michael J. Melarkey, and Eileen Cheigh Nakamura
Other Business	Common and Preferred Shareholders, voting together as a single class
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PROPOSAL: TO ELECT THREE (3) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of nine trustees, all of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Vincent D. Enright, Michael J. Melarkey, and Eileen Cheigh Nakamura have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2028 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the April 21, 2004 organizational meeting of the Fund, with the exception of Leslie F. Foley, who became a Trustee of the Fund on May 16, 2018, Calgary Avansino, who became a Trustee of the Fund on March 25, 2021, Nicolas W. Platt who became a Trustee of the Fund on February 13, 2024, and Eileen Cheigh Nakamura who became a Trustee of the Fund on February 13, 2025. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2028 Annual Meeting of Shareholders

Vincent D. Enright
Michael J. Melarkey
Eileen Cheigh Nakamura

Trustees Serving Until 2027 Annual Meeting of Shareholders

Calgary Avansino
James P. Conn
Nicolas W. Platt
Salvatore M. Salibello

Trustees Serving Until 2026 Annual Meeting of Shareholders

Leslie F. Foley
Salvatore J. Zizza

Under the Fund’s Declaration of Trust, Statement of Preferences, and the 1940 Act, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Mr. Conn and Ms. Foley are currently the Trustees elected solely by the holders of the Fund’s Preferred Shares. Ms. Foley’s and Mr. Conn’s terms as Trustees are scheduled to expire at the Fund’s 2026 and 2027 Annual Meeting of Shareholders, respectively. Therefore, they are not standing for election at this Meeting.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he or she has consented to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s governing documents.

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Information about Trustees and Officers

Set forth in the table below are the existing Trustees, all of whom are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), three of whom are nominated for re-election to the Board, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex(3) Overseen by Trustee
INDEPENDENT TRUSTEES/NOMINEES(4):
Calgary Avansino(5) Trustee 1975	Since 2021**	Chief Executive Officer, Glamcam (2018-2020)	Trustee, Cate School; Trustee, the E.L. Wiegand Foundation; Member, the Common Sense Media Advisory Council	5

James P. Conn(6) Trustee 1938	Since 2004**	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	23

Vincent D. Enright Trustee 1943	Since 2004*	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)	17

Leslie F. Foley(5)(6) Trustee 1968	Since 2018***	Attorney, serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—	16

Michael J. Melarkey Trustee 1949	Since 2004*	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility) (2004-2022)	24

Eileen Cheigh Nakamura Trustee 1969	Since February 2025*	Vice President / Business Assessment Lead, Pfizer, Inc. (2018-January 2025)	—	4

Nicolas W. Platt Trustee 1953	Since 2024**	Private Investor; Member of NYSE American LLC Committee on Securities; Township Committee Member, Harding, New Jersey; Former Mayor of Township of Harding, New Jersey (2013-2016); Managing Director of FTI Consulting Inc. (international consulting company) (March 2009-May 2011)	—	3

Salvatore M. Salibello Trustee 1945	Since 2004**	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002-2014); Director of LICT Corp. (Telecommunications)	6

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Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex(3) Overseen by Trustee
Salvatore J. Zizza(5)(7) Trustee 1945	Since 2004***	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.	35

OFFICERS:

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(8)	Principal Occupation(s) During Past Five Years
John C. Ball President, Treasurer, and Principal Financial and Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017
Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013
David I. Schachter Vice President 1953	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) of G.research, LLC
Adam E. Tokar Vice President and Ombudsman 1980	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2024.
(5)	Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serves as a director of other funds in the Gabelli Fund Complex. Ms. Avansino is the daughter of Raymond C. Avansino, Jr., who is a Director of GAMCO Investors, Inc., the parent company of the Fund’s Adviser. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(6)	Trustee elected solely by holders of the Fund’s Preferred Shares.
(7)	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934”Act). The Board has discussed this matter and has determined that this does not disqualify Mr. Zizza from serving as an Independent Trustee.
(8)	Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualified.
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*	Nominee to serve, if elected, until the Fund’s 2028 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.
**	Term continues until the Fund’s 2027 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.
***	Term continues until the Fund’s 2026 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Independent Trustees/Nominees

Calgary Avansino. Ms. Avansino was CEO of Glamcam from 2018-2020, a social commerce app focusing on the Gen Z market. She also began serving on the Boards of Trustees of the Cate School in 2017 and the E.L. Wiegand Foundation in 2018, and is a member of the Common Sense Media Advisory Council beginning in 2019. Previously, beginning in 2014, she was a Contributing Vogue Editor in order to launch her eponymous wellness company, and in 2016, she published the nutrition book entitled Keep It Real, launched a website, and was a prolific public speaker on wellness trends. From 2009-2013, Ms. Avansino was Executive Fashion Director and Digital Project Director at British Vogue. Ms. Avansino is a graduate of Cate Preparatory School ’93 and Georgetown University ’98, with a major in English Literature and a minor in Women’s Studies.

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund and a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Vincent D. Enright. Mr. Enright is Chairman of the Fund’s Audit and Nominating Committees, a member of the Fund’s ad hoc Proxy Voting Committee, and a member of both multi-fund ad hoc Compensation Committees. He has been designated as the Fund’s Audit Committee Financial Expert. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright was a senior executive and Chief Financial Officer of KeySpan Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its compensation committee and as a member of its audit committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Leslie F. Foley. Ms. Foley is an attorney currently serving on the Boards of the Addison Gallery of American Art at Phillips Academy Andover. She serves on the boards of other funds in the Gabelli Fund Complex. Ms. Foley was previously Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation. She also served in the White House Counsel’s Office as Associate Counsel to President George W. Bush. Earlier in her career, Ms. Foley served as Counsel for O’Melveny and Myers LLP; Managing Director of Fixed Income Legal at Bear, Stearns & Co. Inc.; associate at Dewey Ballantine LLP; and law clerk to Judge Diarmuid F. O’Scannlain of the United States Court of Appeals for the Ninth Circuit. She graduated from Yale University magna cum laude and from the University of Virginia School of Law where she was an editor of the Virginia Law Review.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, retired from the active practice of law and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He is a member of the Fund’s Audit, Nominating, and ad hoc Pricing Committees and one of the multi-fund ad hoc Compensation Committees. He serves on comparable or

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other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was Chairman of the Board of Southwest Gas Corporation and served on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Eileen Cheigh Nakamura Ms. Nakamura is a retired executive with more than 30 years of experience in the finance and health care industries. Ms. Nakamura held senior management positions at Pfizer, Inc., most recently serving as Vice President / Business Assessment Lead. Ms. Nakamura also serves on several non-profit boards. She received her Bachelor of Arts from Wesleyan University and an MBA from Wharton Business School.

Nicolas W. Platt. Mr. Platt is a private investor. In 2018, New Jersey Governor Phil Murphy appointed Mr. Platt to be one of two bipartisan “Czars” to address the State’s property tax crisis. He served as Mayor of the Township of Harding, New Jersey from 2013 to 2016. Mr. Platt is now serving on the Township Committee. He serves on comparable or other committees for other funds in the Fund Complex on whose boards he sits. From 2009 until 2011, Mr. Platt served as Managing Director of FTI Consulting Inc., an international financial consulting company. Prior to March 2009, he was a senior executive with WPP Group, plc subsidiaries Ogilvy Worldwide and Young & Rubicam – Burson-Marsteller’s corporate practice. He spent thirteen years in leadership roles at both the New York and American Stock Exchanges. At the AMEX, Mr. Platt oversaw the exchange’s domestic and international listing efforts and was the liaison to the investment banking community. Mr. Platt is a member of the NYSE American LLC Committee on Securities, which reviews the continued exchange listing qualifications for companies. He sits on the boards of several non-public organizations. Mr. Platt received his Bachelor’s degree from Skidmore College and an M.A. in Economics from Columbia University.

Salvatore M. Salibello, CPA. Mr. Salibello is a Senior Partner of Bright Side Consulting and the former Managing Partner of a certified independent registered public accounting firm, Salibello & Broder, with over forty years of experience in public accounting. He is a member of the Fund’s Audit Committee. Mr. Salibello serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is a Director of LICT Corp., a telecommunications company, a former director of Nine West, Inc., a group of companies in the ladies footwear and accessories business, and served as Chairman of its Audit Committee. Mr. Salibello received his Bachelor’s degree in Business Administration in Accounting from St. Francis College and his MBA in Finance from Long Island University.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. Mr. Zizza is a member of the Fund’s Audit, Nominating, ad hoc Proxy Voting, and ad hoc Pricing Committees, and both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and MBA in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board does not have a Chairman. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund

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complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees are Independent Trustees and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and each nominee for election as Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
INDEPENDENT TRUSTEES/NOMINEES:
Calgary Avansino	A	A
James P. Conn	C	E
Vincent D. Enright	B	E
Leslie F. Foley	A	B
Michael J. Melarkey	D	E
Eileen Cheigh Nakamura(3)	C	E
Nicolas W. Platt	A	C
Salvatore M. Salibello	A	E
Salvatore J. Zizza	A	E

*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

All shares were valued as of December 31, 2024.

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(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2024. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”
(3)	Ms. Nakamura became a Trustee of the Fund on February 13, 2025.

Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

Name of Trustee/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)
INDEPENDENT TRUSTEES/NOMINEES:
Calgary Avansino	0	*
James P. Conn	1,250 Common Shares	*
Vincent D. Enright	250 Common Shares	*
Leslie F. Foley	0	*
Michael J. Melarkey	5,459 Common Shares	*
Eileen Cheigh Nakamura(3)	1,834 Common Shares	*
Nicolas W. Platt	0	*
Salvatore M. Salibello	0	*
Salvatore J. Zizza	0	*
EXECUTIVE OFFICERS:
John C. Ball	19 Common Shares	*
Peter Goldstein	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Trustee, nominee for election as Trustee, and executive officer as of December 31, 2024. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes less than 1% of the total Common Shares and less than 1% of the total Preferred Shares outstanding.
(3)	Ms. Nakamura became a Trustee of the Fund on February 13, 2025.

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee, nominee for election as an Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Trustee/Nominee	Name of Owner and Relationships to Trustee/Nominee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
James P. Conn	Same	PMV Consumer Acquisitions Corp.	Warrants	$3	*
Michael Melarkey	Same	PMV Consumer Acquisitions Corp.	Warrants	$3	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Limited Partner Interests	$2,704,106	1.54%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$378,064	*

(1)	This information has been furnished as of December 31, 2024.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding

The Fund pays each Independent Trustee an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Independent Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket

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expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2024, amounted to $66,646. During the fiscal year ended December 31, 2024, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the Board meetings and of any committee of which he or she is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of: (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on February 13, 2025. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2024, to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 6, 2025, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2024, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by PCAOB auditing standards and rules. The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Fund’s Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with U.S. generally accepted accounting principles.

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Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2024.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Vincent D. Enright, Chairman
Michael J. Melarkey
Salvatore M. Salibello
Salvatore J. Zizza

February 6, 2025

The Audit Committee met two times during the fiscal year ended December 31, 2024. The Audit Committee is composed of four of the Fund’s Independent Trustees, Messrs. Enright (Chairman), Melarkey, Salibello, and Zizza. The Fund has certified that each member of the Audit Committee is able to read and understand fundamental financial statements, including those of the Fund. Mr. Enright has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three Independent Trustees, Messrs. Enright (Chairman), Melarkey, and Zizza. Each Nominating Committee Member is an Independent Trustee as determined under guidelines of NYSE American LLC (the “NYSE American”). The Nominating Committee met two times during the fiscal year ended December 31, 2024. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information in addition to any information required by the Fund’s By-Laws:

•	The name of the shareholder and evidence of the shareholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;
•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person’s consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and
•	If requested by the Nominating Committee, a completed and signed trustee’s questionnaire.

In addition, the Nominating Committee may request any additional information it deems necessary, relevant or desirable to discharge its responsibility to review the qualifications, skills, qualities and other relevant factors of any trustee nominee recommended by a shareholder, and shareholders recommending a trustee candidate for nomination by the Nominating Committee are encouraged to provide all other information that would be required to be submitted under the Fund’s Declaration of Trust and By-Laws in the event such shareholders were nominating such trustee candidate for election on their own.

The shareholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees’ oversight of the business and affairs of the Fund and have an impeccable record

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and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Trustee qualification requirements that can be found in the Fund’s governing documents and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund’s adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder beneficially owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s By-Laws also provide that a majority of the Trustees then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s adviser and the Board. Reference is made to the Fund’s governing documents for more details.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information about Trustees and Officers.”

The Board of Trustees adopted a Nominating Committee Charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to The Gabelli Global Utility & Income Trust, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Contact Us/Contact Information/Email/Board of Directors (Gabelli Closed- End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Meeting. No Trustee or nominee for election as Trustee attended the Fund’s annual meeting of shareholders held on May 13, 2024.

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The following table sets forth certain information regarding the compensation of the Trustees by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2024.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024

Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES/NOMINEES:
Calgary Avansino	$7,000	$52,000	(5)
Trustee
James P. Conn	$8,000	$288,500	(23)
Trustee
Vincent D. Enright	$13,000	$217,637	(17)
Trustee
Leslie F. Foley	$7,000	$80,000	(16)
Trustee
Michael J. Melarkey	$8,000	$189,000	(24)
Trustee
Eileen Cheigh Nakamura**	$0	$0	(4)
Trustee
Nicolas W. Platt	$7,646	$31,646	(3)
Trustee
Salvatore M. Salibello	$8,000	$92,500	(6)
Trustee
Salvatore J. Zizza	$8,000	$317,137	(35)
Trustee
OFFICER:
Adam E. Tokar	$117,976
Vice President and Ombudsman

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2024, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.
**	Ms. Nakamura became a Trustee of the Fund on February 13, 2025.

Required Vote

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of shares of the Fund present or represented by proxy at the Meeting, provided a quorum is present. A “plurality” vote means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as trustees. Since the nominees are running unopposed, each nominee only needs one vote to be elected if there is a quorum present at the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, New York 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2024. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2023 and 2024, respectively.

Fiscal Year Ended December 31	Audit Fees	Audit Related Fees	Tax Fees*	All Other Fees
2023	$47,517	—	$4,640	—
2024	$48,467	—	$4,735	$5,000

*	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his or her decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal year ended December 31, 2023 and December 31, 2024, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2023 and 2024, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

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Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE American and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of Forms 3 and 4 and amendments thereto filed electronically with the SEC during the fiscal year ended December 31, 2024, the Fund believes that during that year such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Trustees) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Trustee, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE American such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2025.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Delaware Statutory Trust Act – Control Share Acquisitions

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing

15

a series of preferred shares) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

•	10% or more, but less than 15% of all voting power;
•	15% or more, but less than 20% of all voting power;
•	20% or more, but less than 25% of all voting power;
•	25% or more, but less than 30% of all voting power;
•	30% or more, but less than a majority of all voting power; or
•	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level. The DSTA Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series A and Series B Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022, are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022, are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s

16

Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The Board of Trustees has considered the DSTA Control Share Statute. The Board of Trustees has adopted resolutions exempting from the application of the DSTA Control Share Statute acquisitions of preferred shares of beneficial interest of the Fund directly from the Fund or the Fund’s distributor, underwriter, placement agent or selling agent, as applicable. As of the date hereof, the Board of Trustees has not received notice of the occurrence of any other control share acquisition nor has been requested to exempt any other acquisition. Therefore, the Board of Trustees has not determined whether the application of the DSTA Control Share Statute to any other acquisition of Fund shares is in the best interest of the Fund and its shareholders and has not exempted, and has no present intention to exempt, any other acquisition or class of acquisitions.

If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the DSTA Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions which have held that control share acquisition provisions in funds’ governing documents are not consistent with the 1940 Act. The Board of Trustees has considered the DSTA Control Share Statute and the uncertainty and the general application under the 1940 Act of state control share statutes and enforcement of state control share statutes. The Board of Trustees intends to continue to monitor developments relating to the DSTA Control Share Statute and state control share statutes generally. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The ownership restrictions set forth in the Fund’s Governing Documents and the limitations of the DSTA Control Share Statute described above could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund and may reduce market demand for the Fund’s common shares, which could have the effect of increasing the likelihood that the Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) at the Fund’s next Annual Meeting of Shareholders to be held in 2026 (the “2026 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2026 proxy statement and 2026 proxy relating to that meeting no later than December 3, 2025. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to Rule 14a-8. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2026 Annual Meeting, the shareholder notice (and information summarized below and described fully in the Fund’s By-Laws) must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 13, 2025 and no later than January 12, 2026; provided, however, that if the 2026 Annual Meeting is to be held on a date that is earlier than

17

April 17, 2026 or later than June 6, 2026, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

In order for a shareholder of record to propose a nominee for Trustee, such shareholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the shareholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the shareholder(s), as well as an executed certificate by the nominee relating to the nominee’s disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Trustee of the Fund, the nominee’s consent to serve as a Trustee if elected and the nominee’s satisfaction of the Trustee qualifications set forth in the Fund’s governing documents. If requested by the Nominating Committee, the proposing shareholder will need to also submit a completed and signed trustee’s questionnaire, including a supplement, relating to the nominee’s satisfaction of the qualifications requirements set forth in the governing documents.

The foregoing description of the procedures for a shareholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund’s governing documents, including the provisions that concern the requirements for shareholder nominations and proposals, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its governing documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s governing documents.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 2, 2025

18

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GLU-PS-2025

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67361-P29882

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI GLOBAL UTILITY & INCOME TRUST
COMMON SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

1. To elect three (3) Trustees of the Fund:

Nominees:

01) Eileen Cheigh Nakamura
02) Vincent D. Enright
03) Michael J. Melarkey

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V67362-P29882

THE GABELLI GLOBAL UTILITY & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Utility & Income Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 12, 2025 at 10:15 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67361-P29882

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI GLOBAL UTILITY & INCOME TRUST SERIES A PREFERRED SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

	For All	Withhold All	For All Except
1. To elect three (3) Trustees of the Fund: **Nominees:** 01) Eileen Cheigh Nakamura 02) Vincent D. Enright 03) Michael J. Melarkey	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

V67362-P29882

THE GABELLI GLOBAL UTILITY & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Utility & Income Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 12, 2025 at 10:15 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67361-P29882

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI GLOBAL UTILITY & INCOME TRUST SERIES B PREFERRED SHAREHOLDER

A Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.

	For All	Withhold All	For All Except
1. To elect three (3) Trustees of the Fund:			
Nominees:	☐	☐	☐
01) Eileen Cheigh Nakamura			
02) Vincent D. Enright			
03) Michael J. Melarkey			

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V67362-P29882

THE GABELLI GLOBAL UTILITY & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Utility & Income Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be a hybrid meeting being held virtually and at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830 (Registration link: http://Gabelli.com/CEFAnnualMeeting), on Monday, May 12, 2025 at 10:15 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.